                                                                                     FILED PURSUANT TO RULE 433
                                                                                    REGISTRATION NO. 333-126745
RFMSI SERIES 2006-S3 TRUST
MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2006-S3

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Depositor

RESIDENTIAL FUNDING CORPORATION
Sponsor and Master Servicer

US BANK NATIONAL ASSOCIATION
Trustee

CITIGROUP GLOBAL MARKETS INC.
Lead Underwriter

The information in this free writing prospectus,  if conveyed prior to the time of your contractual  commitment to purchase any of the  Certificates,  supersedes  any  information  contained in any prior  similar  materials relating to the Certificates.  The information in this free writing  prospectus is preliminary,  and is subject to completion  or change.  This free writing  prospectus  is being  delivered to you solely to provide you with information about the offering of the Certificates  referred to in this free writing  prospectus and to solicit an offer to purchase the  Certificates,  when,  as and if issued.  Any such offer to purchase  made by you will not be accepted and will not  constitute a contractual  commitment by you to purchase any of the  Certificates, until we have accepted your offer to purchase Certificates.

The  Certificates  referred  to in these  materials  are being sold when,  as and if issued.  The issuer is not obligated to issue such Certificates or any similar security and the  underwriter's  obligation to deliver such
Certificates  is subject to the terms and  conditions  of the  underwriting  agreement  with the issuer and the availability  of such  Certificates  when,  as and if issued by the issuer.  You are advised  that the terms of the  Certificates,  and the  characteristics  of the mortgage  loan pool backing them,  may change (due,  among other  things,  to the  possibility  that  mortgage  loans  that  comprise  the pool may become  delinquent  or defaulted  or may be removed or  replaced  and that  similar or  different  mortgage  loans may be added to the pool, and that one or more classes of Certificates  may be split,  combined or  eliminated),  at any time prior to issuance or availability of a final  prospectus.  You are advised that  Certificates  may not be issued that
have  the  characteristics   described  in  these  materials.   The  underwriter's   obligation  to  sell  such
Certificates  to you  is  conditioned  on the  mortgage  loans  and  Certificates  having  the  characteristics described  in  these  materials.  If for any  reason  the  issuer  does  not  deliver  such  Certificates,  the underwriter  will notify you, and neither the issuer nor any  underwriter  will have any  obligation  to you to deliver all or any portion of the  Certificates  which you have  committed to purchase,  and none of the issuer nor any  underwriter  will be liable  for any costs or  damages  whatsoever  arising  from or  related  to such non-delivery.

THE DEPOSITOR HAS FILED A  REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE  SECURITIES AND EXCHANGE
COMMISSION  (THE SEC) FOR THE  OFFERING TO WHICH THIS  COMMUNICATION  RELATES.  BEFORE YOU  INVEST,  YOU SHOULD
READ THE  PROSPECTUS IN THAT  REGISTRATION  STATEMENT AND OTHER  DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.  YOU MAY GET THESE DOCUMENTS AT NO CHARGE
BY VISITING EDGAR ON THE SEC WEB SITE AT  WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY  UNDERWRITER OR ANY
DEALER  PARTICIPATING  IN THE OFFERING  WILL ARRANGE TO SEND YOU THE  PROSPECTUS AT NO CHARGE IF YOU REQUEST IT
BY CALLING TOLL-FREE 1-877-858-5407.

                 IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN ANY FINAL TERM SHEET FOR ANY
                 CLASS OF OFFERED CERTIFICATES, THE TERM SHEET SUPPLEMENT AND THE RELATED BASE
                              PROSPECTUS WITH RESPECT TO THE OFFERED CERTIFICATES

This term sheet provides a very general overview of certain terms of the offered certificates and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of a class of the offered certificates, you should read carefully this document, the term sheet supplement dated February 2, 2006, and the entire base prospectus dated January 26, 2006.

Defined terms used but not defined herein shall have the meaning ascribed thereto in the term sheet supplement and the related base prospectus.

                                       OFFERED CERTIFICATES
---------------------------------------------------------------------------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
  CLASS        PASS-THROUGH            INITIAL          INITIAL              DESIGNATIONS
                                                         RATING
                                                      (STANDARD &
                                     CERTIFICATE     POOR'S/FITCH)
                   RATE           PRINCIPAL BALANCE       (1)
---------- ---------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
CLASS A CERTIFICATES:
--------------------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-1                5.50%                $76,950,000     AAA/AAA          Senior/PAC/Accretion
                                                                          Directed/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
                                                                         Senior/PAC/Accretion
A-2                5.50%                $13,664,000     AAA/AAA          Directed/ Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
                                                                      Super Senior/Accrual/Fixed
A-3                5.50%                 $7,500,000     AAA/AAA                  Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-4                5.50%              $26,600,000       AAA/AAA       Super Senior/Lockout/Fixed
                                                                                 Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-5                5.50%              $41,136,000                         Senior/TAC/Accretion
                                                        AAA/AAA            Directed/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-6                5.50%               $7,000,000                    Senior/Companion/Accrual/Accretion
                                                        AAA/AAA            Directed/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-7                5.50%             $117,000,000                        Super Senior/Accretion
                                                        AAA/AAA            Directed/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-8                5.50%              $18,750,000                           Senior/Accretion
                                                        AAA/AAA            Directed/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-9                5.50%              $10,450,000       AAA/AAA      Super Senior/Accrual/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-10               5.50%               $5,895,000                     Senior Support/Lockout/Fixed
                                                        AAA/AAA                   Rate
---------- ---------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
Total Offered Class A               $324,945,000
Certificates:
--------------------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
CLASS R CERTIFICATES:
--------------------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
R               5.50%                        $100       AAA/AAA       Senior/Residual/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
NOT OFFERED HEREBY:
--------------------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-P                 0.00%                $163,797       AAA/AAA          Senior/Principal Only
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
A-V            Variable Rate             Notional                           Senior/Interest
                                                        AAA/AAA           Only/Variable Rate
---------- ---------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
Total senior certificates:          $325,108,897
--------------------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
CLASS M CERTIFICATES:
--------------------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
M-1               5.50%                $7,262,200        NA/AA           Mezzanine/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
M-2               5.50%                $2,026,700         NA/A           Mezzanine/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
M-3               5.50%                $1,351,200        NA/BBB          Mezzanine/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
Total Class M Certificates:           $10,640,100
--------------------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
Total senior and Class M             $335,748,997
certificates:
--------------------------------- ------------------ --------------- ------------------------------
---------------------------------------------------------------------------------------------------
                                   NON-OFFERED CERTIFICATES(2)
---------------------------------------------------------------------------------------------------
--------------------------------- ------------------ --------------- ------------------------------
CLASS B CERTIFICATES:
--------------------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
B-1               5.50%                  $675,600        NA/BB          Subordinate/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
B-2               5.50%                  $675,600         NA/B          Subordinate/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
---------- ---------------------- ------------------ --------------- ------------------------------
B-3               5.50%                  $675,646        NA/NA          Subordinate/Fixed Rate
---------- ---------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
Total Class B Certificates:            $2,026,846
--------------------------------- ------------------ --------------- ------------------------------
--------------------------------- ------------------ --------------- ------------------------------
Total offered and                    $337,775,843
non-offered certificates:
--------------------------------- ------------------ --------------- ------------------------------

(1)     See "Ratings" in the prospectus supplement.
(2)     The information presented for non-offered certificates is provided solely to assist your understanding of the offered certificates.

PRINCIPAL DISTRIBUTIONS ON THE SENIOR CERTIFICATES

        After the distribution of the Senior Interest Distribution Amount, other than the Accrual Distribution
Amount, distributions of principal on the Senior Certificates on each distribution date will be made as follows:

        (a)    Prior to the occurrence of the Credit Support Depletion Date:

               (i)    the  Class  A-P  Principal  Distribution  Amount  shall be  distributed  to the Class A-P
        Certificates,  until the Certificate  Principal  Balance of the Class A-P Certificates has been reduced to zero;

               (ii)   from the remaining Available  Distribution  Amount, the Accrual Distribution Amount shall be distributed in the following order of priority:

                      (A)    first, the Class A-6 Accrual Distribution Amount, to the Class A-5 and Class A-6
               Certificates in the order of priority set forth in clauses (a)(iii)(C)(1)(c) and
               (a)(iii)(C)(1)(d) below;

                      (B)    second, the Class A-3 Accrual Distribution Amount, to the Class A-1, Class A-2,
               Class A-5 and Class A-6 Certificates in the order of priority set forth in clauses
               (a)(iii)(C)(1)(b) through (a)(iii)(C)(1)(f) below;

                      (C)    third, the Class A-9 Accrual Distribution Amount, to the Class A-8 and Class A-7
               Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero;

               (iii)  the Senior  Principal  Distribution  Amount shall be distributed in the following  manner and priority:

                      (A)    first,  to the Class R  Certificates,  until  the  Certificate  Principal  Balance thereof has been reduced to zero;

                      (B)    second,  from the balance of the Senior  Principal  Distribution  Amount remaining after the  distributions,  if any,  described in clause  (a)(iii)(A) above, to the Class A-4 and
               Class A-10  Certificates,  pro rata, in accordance with their respective  Certificate  Principal
               Balances,  an amount up to the Lockout Amount for that distribution  date, until the Certificate
               Principal Balances thereof have been reduced to zero;

                      (C)    third,  the balance of the Senior  Principal  Distribution  Amount remaining after the  distributions,  if any,  described  in  clause  (a)(iii)(B)  above  shall  be  distributed, concurrently, as follows:

                             (1)    50.0085484698%  of the  amount  described  in clause  (a)(iii)(C)  shall be distributed as follows:

                                    (a)     first, to the Class A-5  Certificates,  an amount up to $100, until the Certificate Principal Balance thereof has been reduced to zero;

                                    (b)     second, to the Class A-1 and Class A-2 Certificates,  sequentially, in  that  order,  an  amount  up to  the  amount  necessary  to  cause  the aggregate  Certificate  Principal  Balance thereof to equal their Aggregate
                                    Planned   Principal   Balance  for  that   distribution   date,  until  the
                                    Certificate Principal Balances thereof have been reduced to zero;

                                    (c)     third,  to the Class A-5  Certificates,  an amount up to the amount necessary to cause the Certificate  Principal  Balance thereof to equal its
                                    Targeted   Principal  Balance  for  that   distribution   date,  until  the
                                    Certificate Principal Balance thereof has been reduced to zero;

                                    (d)     fourth,  to  the  Class  A-6  Certificates  until  the  Certificate
                                    Principal Balance thereof has been reduced to zero;

                                    (e)     fifth,  to  the  Class  A-5  Certificates,  without  regard  to its
                                    Targeted   Principal  Balance  for  that   distribution   date,  until  the
                                    Certificate Principal Balance thereof has been reduced to zero;

                                    (f)     sixth, to the Class A-1 and Class A-2  Certificates,  sequentially, in  that  order,  without  regard  to  their  Aggregate  Planned  Principal
                                    Balance  for  that  distribution  date,  until  the  Certificate  Principal
                                    Balances thereof have been reduced to zero;

                                    (g)     seventh,  to the  Class  A-3  Certificates  until  the  Certificate
                                    Principal Balance thereof has been reduced to zero; and

                             (2)    49.9914515302%  of the  amount  described  in clause  (a)(iii)(C)  shall be
                             distributed   to  the  Class   A-7,   Class   A-8  and  Class  A-9   Certificates,
                             sequentially,  in that order,  until the Certificate  Principal  Balances  thereof have been reduced to zero; and

                      (D)    fourth,  from the balance of the Senior  Principal  Distribution  Amount remaining after the  distributions,  if any,  described in clause  (a)(iii)(C) above, to the Class A-4 and
               Class A-10  Certificates,  pro rata, in accordance with their respective  Certificate  Principal
               Balances  and  without  regard to the  Lockout  Amount  for that  distribution  date,  until the
               Certificate Principal Balances thereof have been reduced to zero.

        (b)    On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in clause (a) above relating to principal among the Senior Certificates will be disregarded.  Instead, an amount equal to the Class A-P Principal Distribution Amount will be distributed to the Class A-P Certificates, and then the Senior Principal Distribution Amount will be distributed to the
Senior Certificates remaining, other than the Class A-P Certificates, pro rata, in accordance with their respective outstanding Certificate Principal Balances; provided, however, that until reduction of the
Certificate Principal Balances of the Class A-3, Class A-4, Class A-7 and Class A-9 Certificates to zero, the aggregate amount distributable to the Class A-3, Class A-4, Class A-7, Class A-9 and Class A-10 Certificates
in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Senior Principal Distribution Amount will be distributed among those certificates in the following priority: first, to the Class A-3, Class A-4, Class A-7 and Class A-9

Certificates, pro rata, based on the amount of Accrued Certificate Interest thereon, up to an amount equal to the Accrued Certificate Interest on the Class A-3, Class A-4, Class A-7 and Class A-9 Certificates; second, to the Class A-3, Class A-4, Class A-7 and Class A-9 Certificates, pro rata, in accordance with their respective Certificate Principal Balances, up to an amount equal to the Super Senior Optimal Principal
Distribution Amount, in reduction of the Certificate Principal Balances thereof, until the Certificate
Principal Balances thereof have been reduced to zero; third, to the Class A-10 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class A-10 Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

        (c)    After reduction of the Certificate Principal Balances of the Senior Certificates, other than the Class A-P Certificates, to zero but prior to the Credit Support Depletion Date, the Senior Certificates,
other than the Class A-P Certificates, will be entitled to no further distributions of principal and the
Available Distribution Amount will be paid solely to the holders of the Class A-P, Variable Strip, Class M and Class B Certificates, in each case as described in this prospectus supplement.

        AGGREGATE PLANNED PRINCIPAL BALANCE--With respect to each distribution date, the aggregate planned principal balance set forth for that distribution date for the Class A-1 and Class A-2 Certificates in
Appendix I hereto.

        CLASS A-3 ACCRUAL DISTRIBUTION AMOUNT--With respect to each distribution date preceding the Accretion
Termination Date for the Class A-3 Certificates, an amount equal to the amount of Accrued Certificate
Interest on the Class A-3 Certificates for that date, which will be added to the Certificate Principal
Balance of the Class A-3 Certificates, and distributed in the manner described in clause (a)(ii)(B) above to the holders of the  Class A-1, Class A-2, Class A-5 and Class A-6 Certificates, as principal in reduction of the Certificate Principal Balances of the Class A-1, Class A-2, Class A-5 and Class A-6 Certificates.  Any
distributions of the Class A-3 Accrual Distribution Amount to the Class A-1, Class A-2, Class A-5 and Class
A-6 Certificates will reduce the Certificate Principal Balances of the Class A-1, Class A-2, Class A-5 and
Class A-6 Certificates by that amount.  The amount that is added to the Certificate Principal Balances of the
Class A-3 Certificates will accrue interest at a rate of 5.50% per annum.  On each distribution date on or after the Accretion Termination Date for the Class A-3 Certificates, the entire Accrued Certificate Interest on the Class A-3 Certificates for that date will be payable to the holders of the Class A-3 Certificates, as interest.

        CLASS A-6 ACCRUAL DISTRIBUTION AMOUNT--With respect to each distribution date preceding the Accretion
Termination Date for the Class A-6 Certificates, an amount equal to the amount of Accrued Certificate
Interest on the Class A-6 Certificates for that date, which will be added to the Certificate Principal
Balance of the Class A-6 Certificates, and distributed in the manner described in clause (a)(ii)(A) above to the holders of the  Class A-5 and Class A-6 Certificates, as principal in reduction of the Certificate
Principal Balances of the Class A-5 and Class A-6 Certificates.  Any distributions of the Class A-6 Accrual
Distribution Amount to the Class A-5 and Class A-6 Certificates will reduce the Certificate Principal
Balances of the Class A-5 and Class A-6 Certificates by that amount.  The amount that is added to the
Certificate Principal Balances of the Class A-6 Certificates will accrue interest at a rate of 5.50% per annum.  On each distribution date on or after the Accretion Termination Date for the Class A-6 Certificates,
the entire Accrued Certificate Interest on the Class A-6 Certificates for that date will be payable to the holders of the Class A-6 Certificates, as interest.

        CLASS A-9 ACCRUAL DISTRIBUTION AMOUNT--With respect to each distribution date preceding the Accretion
Termination Date for the Class A-9 Certificates, an amount equal to the amount of Accrued Certificate
Interest on the Class A-9 Certificates for that date, which will be added to the Certificate Principal
Balance of the Class A-9 Certificates, and distributed in the manner described in clause (a)(ii)(C) above to the holders of the  Class A-7 and Class A-8 Certificates, as principal in reduction of the Certificate
Principal Balances of the Class A-7 and Class A-8 Certificates.  Any distributions of the Class A-9 Accrual
Distribution Amount to the Class A-7 and Class A-8 Certificates will reduce the Certificate

Principal Balances of the Class A-7 and Class A-8 Certificates by that amount.  The amount that is added to the Certificate Principal Balance of the Class A-9 Certificates will accrue interest at a rate of 5.50% per annum.  On each distribution date on or after the Accretion Termination Date for the Class A-9 Certificates,
the entire Accrued Certificate Interest on the Class A-9 Certificates for that date will be payable to the holders of the Class A-9 Certificates, as interest.

        SUPER SENIOR OPTIMAL PERCENTAGE--As to any distribution date on or after the Credit Support Depletion
Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal
Balance of the Class A-3, Class A-4, Class A-7 and Class A-9 Certificates immediately prior to that distribution date and the denominator of which is the aggregate Certificate Principal Balance of the Senior
Certificates (other than the Class A-P Certificates) immediately prior to that distribution date.

        SUPER SENIOR OPTIMAL PRINCIPAL DISTRIBUTION AMOUNT--As to any distribution date on or after the Credit
Support Depletion Date, an amount equal to the product of (a) the then applicable Super Senior Optimal
Percentage and (b) the amounts described in clause (b) of the definition of Senior Principal Distribution
Amount.

        TARGETED PLANNED BALANCE--With respect to each distribution date and the Class A-5 Certificates, the targeted principal balance set forth for that distribution date in Appendix II hereto.

                                                  APPENDIX I
                                      AGGREGATE PLANNED PRINCIPAL BALANCE

                    DISTRIBUTION DATES                 AGGREGATE CLASS
                                                        A-1 AND CLASS
                                                         A-2 PLANNED
                                                       PRINCIPAL BALANCE

                    Initial Balance..............         $90,614,000.00
                    April 2006...................         $90,394,453.34
                    May 2006.....................         $90,138,913.44
                    June 2006....................         $89,847,480.27
                    July 2006....................         $89,520,226.61
                    August 2006..................         $89,157,248.11
                    September 2006...............         $88,758,663.25
                    October 2006.................         $88,324,613.33
                    November 2006................         $87,855,262.40
                    December 2006................         $87,350,797.23
                    January 2007.................         $86,811,427.14
                    February 2007................         $86,237,383.95
                    March 2007...................         $85,628,921.76
                    April 2007...................         $84,986,316.84
                    May 2007.....................         $84,309,867.39
                    June 2007....................         $83,599,893.33
                    July 2007....................         $82,856,736.07
                    August 2007..................         $82,080,758.21
                    September 2007...............         $81,272,343.27
                    October 2007.................         $80,431,895.39
                    November 2007................         $79,559,838.95
                    December 2007................         $78,656,618.24
                    January 2008.................         $77,722,697.07
                    February 2008................         $76,758,558.38
                    March 2008...................         $75,764,703.78
                    April 2008...................         $74,741,653.14
                    May 2008.....................         $73,689,944.09
                    June 2008....................         $72,610,131.60
                    July 2008....................         $71,503,295.10
                    August 2008..................         $70,370,011.84
                    September 2008...............         $69,243,801.53
                    October 2008.................         $68,124,660.11
                    November 2008................         $67,012,539.96
                    December 2008................         $65,907,393.77
                    January 2009.................         $64,809,174.49
                    February 2009................         $63,717,835.42
                    March 2009...................         $62,633,330.12
                    April 2009...................         $61,555,612.46
                    May 2009.....................         $60,484,636.58
                    June 2009....................         $59,420,356.94
                    July 2009....................         $58,362,728.26
                    August 2009..................         $57,311,705.57
                    September 2009...............         $56,267,244.16
                    October 2009.................         $55,229,299.62
                    November 2009................         $54,197,827.82
                    December 2009................         $53,172,784.88
                    January 2010.................         $52,154,127.24
                    February 2010................         $51,141,811.59
                    March 2010...................         $50,135,794.88
                    April 2010...................         $49,136,034.37
                    May 2010.....................         $48,142,487.54
                    June 2010....................         $47,155,112.18
                    July 2010....................         $46,173,866.32
                    August 2010..................         $45,198,708.27
                    September 2010...............         $44,229,596.59
                    October 2010.................         $43,266,490.11
                    November 2010................         $42,309,347.90
                    December 2010................         $41,358,129.32
                    January 2011.................         $40,412,793.95
                    February 2011................         $39,473,301.64
                    March 2011...................         $38,539,612.51
                    April 2011...................         $37,661,020.93
                    May 2011.....................         $36,788,056.35
                    June 2011....................         $35,920,679.72
                    July 2011....................         $35,058,852.28
                    August 2011..................         $34,202,535.48
                    September 2011...............         $33,351,691.03
                    October 2011.................         $32,506,280.86
                    November 2011................         $31,666,267.17
                    December 2011................         $30,831,612.37
                    January 2012.................         $30,002,279.12
                    February 2012................         $29,178,230.29
                    March 2012...................         $28,359,429.02
                    April 2012...................         $27,561,716.20
                    May 2012.....................         $26,769,097.24
                    June 2012....................         $25,981,536.17
                    July 2012....................         $25,198,997.22
                    August 2012..................         $24,421,444.85
                    September 2012...............         $23,648,843.74
                    October 2012.................         $22,881,158.81
                    November 2012................         $22,118,355.17
                    December 2012................         $21,360,398.17
                    January 2013.................         $20,607,253.37
                    February 2013................         $19,858,886.53
                    March 2013...................         $19,115,263.64
                    April 2013...................         $18,410,959.51
                    May 2013.....................         $17,719,061.45
                    June 2013....................         $17,039,340.29
                    July 2013....................         $16,371,570.80
                    August 2013..................         $15,715,531.65
                    September 2013...............         $15,071,005.35
                    October 2013.................         $14,437,778.12
                    November 2013................         $13,815,639.93
                    December 2013................         $13,204,384.34
                    January 2014.................         $12,603,808.50
                    February 2014................         $12,013,713.05
                    March 2014...................         $11,433,902.09
                    April 2014...................         $10,919,766.98
                    May 2014.....................         $10,414,104.79
                    June 2014....................          $9,916,755.82
                    July 2014....................          $9,427,563.19
                    August 2014..................          $8,946,372.76
                    September 2014...............          $8,473,033.08
                    October 2014.................          $8,007,395.40
                    November 2014................          $7,549,313.53
                    December 2014................          $7,098,643.87
                    January 2015.................          $6,655,245.35
                    February 2014................          $6,218,979.36
                    March 2015...................          $5,789,709.73
                    April 2015...................          $5,412,316.57
                    May 2015.....................          $5,040,205.47
                    June 2015....................          $4,673,281.32
                    July 2015....................          $4,311,450.55
                    August 2015..................          $3,954,621.17
                    September 2015...............          $3,602,702.70
                    October 2015.................          $3,255,606.12
                    November 2015................          $2,913,243.92
                    December 2015................          $2,575,530.00
                    January 2016.................          $2,242,379.71
                    February 2016................          $1,913,709.76
                    March 2016...................          $1,580,941.99
                    April 2016...................          $1,252,679.37
                    May 2016.....................            $928,886.10
                    June 2016....................            $609,479.44
                    July 2016....................            $294,377.99
                    August 2016..................                  $0.00

---------------------------------------------------------------------------------------------------------------

                                                  APPENDIX II
                                          TARGETED PRINCIPAL BALANCE

                                                          CLASS A-5
                                                           TARGETED
                    DISTRIBUTION DATES                 PRINCIPAL BALANCE

                    Initial Balance..............         $41,136,000.00
                    April 2006...................         $41,103,816.67
                    May 2006.....................         $41,071,486.28
                    June 2006....................         $41,039,008.18
                    July 2006....................         $41,006,381.67
                    August 2006..................         $40,973,606.09
                    September 2006...............         $40,940,680.74
                    October 2006.................         $40,907,604.95
                    November 2006................         $40,874,378.01
                    December 2006................         $40,840,999.24
                    January 2007.................         $40,807,467.95
                    February 2007................         $40,773,783.43
                    March 2007...................         $40,739,944.97
                    April 2007...................         $40,705,951.89
                    May 2007.....................         $40,671,803.46
                    June 2007....................         $40,637,498.98
                    July 2007....................         $40,603,037.72
                    August 2007..................         $40,568,418.98
                    September 2007...............         $40,533,642.02
                    October 2007.................         $40,498,706.13
                    November 2007................         $40,463,610.58
                    December 2007................         $40,428,354.63
                    January 2008.................         $40,392,937.54
                    February 2008................         $40,357,358.59
                    March 2008...................         $40,321,617.02
                    April 2008...................         $40,285,712.10
                    May 2008.....................         $40,249,643.07
                    June 2008....................         $40,213,409.19
                    July 2008....................         $40,177,009.69
                    August 2008..................         $40,140,443.82
                    September 2008...............         $40,103,710.81
                    October 2008.................         $40,066,809.90
                    November 2008................         $40,029,740.32
                    December 2008................         $39,992,501.30
                    January 2009.................         $39,955,092.05
                    February 2009................         $39,917,511.81
                    March 2009...................         $39,879,759.78
                    April 2009...................         $39,841,835.18
                    May 2009.....................         $39,803,737.21
                    June 2009....................         $39,765,465.09
                    July 2009....................         $39,727,018.02
                    August 2009..................         $39,688,395.18
                    September 2009...............         $39,649,595.78
                    October 2009.................         $39,610,619.01
                    November 2009................         $39,571,464.06
                    December 2009................         $39,532,130.10
                    January 2010.................         $39,492,616.33
                    February 2010................         $39,452,921.90
                    March 2010...................         $39,413,046.00
                    April 2010...................         $39,372,987.79
                    May 2010.....................         $39,332,746.45
                    June 2010....................         $39,292,321.12
                    July 2010....................         $39,251,710.97
                    August 2010..................         $39,210,915.14
                    September 2010...............         $39,169,932.79
                    October 2010.................         $39,128,763.07
                    November 2010................         $39,087,405.11
                    December 2010................         $39,045,858.05
                    January 2011.................         $39,004,121.02
                    February 2011................         $38,962,193.16
                    March 2011...................         $38,920,073.59
                    April 2011...................         $38,877,761.42
                    May 2011.....................         $38,835,255.79
                    June 2011....................         $38,792,555.80
                    July 2011....................         $38,749,660.55
                    August 2011..................         $38,706,569.16
                    September 2011...............         $38,663,280.73
                    October 2011.................         $38,619,794.35
                    November 2011................         $38,576,109.11
                    December 2011................         $38,532,224.11
                    January 2012.................         $38,488,138.43
                    February 2012................         $38,443,851.15
                    March 2012...................         $38,399,361.34
                    April 2012...................         $38,354,668.08
                    May 2012.....................         $38,309,770.44
                    June 2012....................         $38,264,667.47
                    July 2012....................         $38,219,358.24
                    August 2012..................         $38,173,841.80
                    September 2012...............         $38,128,117.19
                    October 2012.................         $38,082,183.48
                    November 2012................         $38,036,039.70
                    December 2012................         $37,989,684.88
                    January 2013.................         $37,943,118.06
                    February 2013................         $37,896,338.27
                    March 2013...................         $37,849,344.53
                    April 2013...................         $37,798,088.81
                    May 2013.....................         $37,747,062.89
                    June 2013....................         $37,679,662.52
                    July 2013....................         $37,604,479.75
                    August 2013..................         $37,521,702.87
                    September 2013...............         $37,431,516.59
                    October 2013.................         $37,334,102.05
                    November 2013................         $37,229,636.86
                    December 2013................         $37,118,295.23
                    January 2014.................         $37,000,247.96
                    February 2014................         $36,875,662.55
                    March 2014...................         $36,744,703.24
                    April 2014...................         $36,580,515.75
                    May 2014.....................         $36,411,405.97
                    June 2014....................         $36,237,504.44
                    July 2014....................         $36,058,939.03
                    August 2014..................         $35,875,835.04
                    September 2014...............         $35,688,315.27
                    October 2014.................         $35,496,499.95
                    November 2014................         $35,300,506.94
                    December 2014................         $35,100,451.67
                    January 2015.................         $34,896,447.19
                    February 2014................         $34,688,604.28
                    March 2015...................         $34,477,031.40
                    April 2015...................         $34,243,129.81
                    May 2015.....................         $34,006,805.91
                    June 2015....................         $33,768,130.62
                    July 2015....................         $33,527,173.48
                    August 2015..................         $33,284,002.59
                    September 2015...............         $33,038,684.64
                    October 2015.................         $32,791,285.01
                    November 2015................         $32,541,867.68
                    December 2015................         $32,290,495.37
                    January 2016.................         $32,037,229.46
                    February 2016................         $31,782,130.10
                    March 2016...................         $31,499,819.30
                    April 2016...................         $31,215,676.73
                    May 2016.....................         $30,929,903.07
                    June 2016....................         $30,642,556.69
                    July 2016....................         $30,353,694.72
                    August 2016..................         $30,046,874.79
                    September 2016...............         $29,448,418.38
                    October 2016.................         $28,852,679.62
                    November 2016................         $28,259,634.76
                    December 2016................         $27,669,260.18
                    January 2017.................         $27,081,532.42
                    February 2017................         $26,496,428.09
                    March 2017...................         $25,913,923.98
                    April 2017...................         $25,333,996.95
                    May 2017.....................         $24,756,624.03
                    June 2017....................         $24,181,782.32
                    July 2017....................         $23,609,449.10
                    August 2017..................         $23,039,601.71
                    September 2017...............         $22,472,217.65
                    October 2017.................         $21,907,274.52
                    November 2017................         $21,344,750.04
                    December 2017................         $20,784,622.05
                    January 2018.................         $20,226,868.49
                    February 2018................         $19,671,467.42
                    March 2018...................         $19,118,397.03
                    April 2018...................         $18,567,635.61
                    May 2018.....................         $18,019,161.55
                    June 2018....................         $17,472,953.36
                    July 2018....................         $16,928,989.66
                    August 2018..................         $16,387,249.18
                    September 2018...............         $15,847,710.77
                    October 2018.................         $15,310,353.35
                    November 2018................         $14,775,155.99
                    December 2018................         $14,242,097.83
                    January 2019.................         $13,711,158.13
                    February 2019................         $13,182,316.27
                    March 2019...................         $12,655,551.70
                    April 2019...................         $12,130,843.99
                    May 2019.....................         $11,608,172.82
                    June 2019....................         $11,087,517.95
                    July 2019....................         $10,568,859.25
                    August 2019..................         $10,052,176.69
                    September 2019...............          $9,537,450.34
                    October 2019.................          $9,024,660.36
                    November 2019................          $8,513,787.01
                    December 2019................          $8,004,810.65
                    January 2020.................          $7,497,711.73
                    February 2020................          $6,992,470.80
                    March 2020...................          $6,489,068.49
                    April 2020...................          $5,987,485.54
                    May 2020.....................          $5,487,702.77
                    June 2020....................          $4,989,701.10
                    July 2020....................          $4,493,461.53
                    August 2020..................          $3,998,965.15
                    September 2020...............          $3,506,193.16
                    October 2020.................          $3,015,126.82
                    November 2020................          $2,525,747.49
                    December 2020................          $2,038,036.63
                    January 2021.................          $1,551,975.76
                    February 2021................          $1,067,546.51
                    March 2021...................            $584,730.58
                    April 2021...................            $103,509.74
                    May 2021.....................                  $0.00

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